SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 28, 2011
to Prospectus and Statement of Additional Information
Dated May 1, 2010

The following information supplements and amends the information in the Prospectus regarding Series D (Global Series) (the “Series”):

At a meeting held on February 17, 2011 the Board of Directors (the “Board”) approved the following changes with respect to the Series, each effective on or about April 29, 2011:

•	The change of the Series’ name to “Series D (MSCI EAFE Equal Weight Series);”

•	The change of the Series’ investment objective to “performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index;”

•	The change of the Series’ investment strategies to reflect the new name and investment objective;

•	The change of the Series’ benchmark index in light of the foregoing changes to the Series’ investment objective and strategies; and

•	A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% currently).

Also, the Series’ portfolio managers are expected to change when the new strategies are implemented.

These changes will be implemented and the Series’ Prospectus will be supplemented and amended as follows, effective April 29, 2011:

The Series’ name will be changed to “Series D (MSCI EAFE Equal Weight Series).”

The section titled “Series Summaries,” sub-sectioned “Series D,” and further sub-sectioned “Investment Objective,” “Fees and Expenses of the Series,” “Principal Investment Strategies,” “Principal Risks,” “Performance Information,” and “Management of the Series,” beginning on page 13 of the Prospectus will be amended substantially to read as follows:

Investment Objective — Series D (MSCI EAFE Equal Weight Series) (the “Series”) seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Fees and Expenses of the Series — This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Other expenses	0.35%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.06%
The expense information has been restated to reflect current fees

Example. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 283% of the average value of its portfolio.

Principal Investment Strategies — The Series uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” refers to an indexing strategy that generally involves investing in a representative sample of securities or financial instruments, primarily consisting of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), that have an investment profile similar to the Underlying Index and some, but not all, of the component securities of the Underlying Index. This technique involves the use of risk management and quantitative stock picking strategies. Under normal circumstances, the Series will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities included in the Underlying Index. The Series may hold up to 20% of its assets in securities not included in or representative of the Underlying Index. The Advisor expects that, over time, if the Series has sufficient assets, the correlation between the Series’ performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. However, fees and expenses incurred by the Series as well as the size and frequency of cash flows into and out of the Series as well as other factors will cause differences in performance, usually making it harder for the Series to correlate to the Underlying Index.

The MSCI EAFE Equal Weighted Index is an unmanaged equal-weighted version of the MSCI EAFE Index, which means that each security included in the index has the same weight on each rebalancing date and then fluctuates based on the performance of the security until weights are reset equally on the next rebalancing date. The Series’ investments will be weighted and re-balanced in accordance with the MSCI EAFE Equal Weighted Index. The MSCI EAFE Index (Europe, Australasia, Far East) is an index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of separate sub-indices representing the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom, with capitalizations ranging from $255.8 million to $202.1 billion as of June 30, 2010. Both Indices are denominated in U.S. Dollars.

Principal Risks — The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Capitalization Securities Risk. The Series’ Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the

Series may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Depositary Receipt Risk. The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Series’ portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Series’ portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Foreign Securities Risk. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Geographic Focus Risk. To the extent that the Series’ investments are focused in a particular country or region, the Series will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Series’ exposure generally will be focused on a particular country or region to the same extent as the Underlying Index. The Series has focused investment exposure to the regions listed below.

Australasia and Asia. While certain Australasian and Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies.

Liquidity Risk. Some of the Series’ investments may become less liquid as a result of market developments or adverse investor perception.

Market Risk. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Non-Correlation Risk. The performance of the Series is unlikely to exactly match or correlate that of the Underlying Index, either on a daily basis or over a longer period of time. Factors such as Series expenses, imperfect correlation between the Series’ investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to imperfect correlation. This causes the Series’ performance to be less than you expect. In addition, the Series’ risk management and quantitative investing strategies may not work as expected, causing the performance of the Series to be less than that of a more classic index fund.

Passive Investment Risk. The Series is not actively "managed." This means that, based on market and economic conditions, the Series’ performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Performance Information* — The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ share performance from year to year and by showing how the Series’ average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

Highest Quarter Return
2Q 2003 21.43%

Lowest Quarter Return
3Q 2001 -18.24%

*Performance was achieved when the Fund had a different investment objective and used different investment strategies.

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Series D	19.73%	1.36%	2.50%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	29.99%	2.01%	-0.24%
Performance was achieved when the Series had a different investment objective and used different investment strategies.

Management of the Series —

Investment Manager. Security Investors, LLC (the “Advisor”) serves as the investment manager of the Series.

Portfolio Managers. Michael P. Byrum, Michael J. Dellapa and Ryan A. Harder are primarily responsible for the day-to-day management of the Series, and each holds the title “Portfolio Manager” with the Advisor; they have co-managed the Series since April 2011.

The section titled “Description of Principal Risks,” beginning on page 57 of the Prospectus will be amended to add the following sub-sections:

Capitalization Securities Risk — The Series’ Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Series may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Currency Risk — The Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. While the Series may engage in currency hedging transactions, it generally does not intend to do so.

Depositary Receipt Risk — The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. The Series will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to

ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the ADRs and GDRs in the Series’ portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Series’ portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Series. The Series’ investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Geographic Focus Risk — Series that are less diversified across countries or geographic regions are generally riskier than more geographically diversified series. A series that focuses on a single country or a specific region is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks (including defense concerns), among others, compared with a more geographically diversified series. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events.

Australasia and Asia. Certain Australasian or Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. Economic events in any one country can have a significant economic effect on the entire region as well as on major trading partners.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. As a whole, the European Union is the wealthiest and largest economy in the world. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners.

Non-Correlation Risk — The performance of the Series is unlikely to exactly match or correlate to that of the Underlying Index, either on a daily basis or over a longer period of time. There are a number of factors that contribute to non-correlation, such as Series expenses, imperfect correlation between the Series’ investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate. In addition, since the Underlying Index is not subject to the diversification requirements to which the Series must adhere, the Series may be required to deviate its investments from the securities and weightings of the Underlying Index. Also, the Series may not invest in certain securities included in the Underlying Index due to liquidity or other constraints. Liquidity constraints may delay purchase or sale of securities included in the Underlying Index. Finally, the Series may not be fully invested at times, either as a result of cash flows into the Series or reserves of cash held by the Series to meet redemptions and expenses. Non-correlation causes the Series’ performance to be less than you expect.

Passive Investment Risk — The Series is not actively "managed," in the traditional sense. Therefore, unless a specific security is removed from the Underlying Index, or its weight in the index is changed as will be the case with the Underlying Index, the Series generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Series may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Series involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The value of Series shares likely will decline, more or less, in correspondence with any decline in value of the

Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Series. Unlike with a more traditional actively managed series, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. In addition, the Series’ risk management or quantitative strategies may not work as expected. This means that, based on market and economic conditions, the Series’ performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline, or even lower than more classic index funds.

Investors should note that in the days preceding the implementation of the foregoing new investment strategies, the portfolio holdings of the Series will be adjusted, and securities will be sold and purchased. The Series thus may not be fully invested in accordance with its long-term investment strategies during that period. Sales and redemptions may be made at disadvantageous times and could result in increased transactional costs.

The Series’ table entry in the section titled “Management Fees” on page 66 of the Prospectus will be revised as follows to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser:

SBL D 0.70%

The following footnote will be added at the end of the table in the section titled “Management Fees” on page 66 of the Prospectus to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser:

Effective April 29, 2011 the investment management fee payable by Series D to the Investment Manager is equal to 0.70% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled “Management Fees” on page 66 of the Prospectus:

In addition, a discussion related to the advisory contract as currently in effect for Series D will be available in the Series’ semi-annual report for the period ending June 30, 2011.

The following discussion will be inserted immediately prior to the section titled “For More Information,” beginning on page 84 of the Prospectus:

Index Publisher Information

MSCI

THE SERIES IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE SERIES. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE SERIES PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE SERIES OR THE ISSUER OR OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY

INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE SERIES IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE SERIES.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE SERIES, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Please Retain This Supplement For Future Reference